[LOGO] First Security Benefit Life Insurance          ADVISORDESIGNS(R) VARIABLE
       and Annuity Company of New York SM                    ANNUITY APPLICATION

ISSUED BY FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("FSBL"). QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS

Complete the entire form to establish a new AdvisorDesigns(R) Variable Annuity Contract. Please type or print.
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

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1. CHOOSE TYPE OF ANNUITY CONTRACT
Please select one annuity type:           [ ] Non-Qualified        [ ] 403(b) TSA      [ ] Traditional IRA      [ ] Roth IRA
Initial Contribution $____________________________
FOR IRAS ONLY: Current Year $___________________    Prior Year $___________________    Rollover $___________________________
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2. PROVIDE ANNUITANT INFORMATION

Name of Annuitant_________________________________________________________________________________________ [ ] Male [ ] Female
                 First                                  MI              Last

Mailing Address_________________________________________________________________________________________________________________
               Street Address                                        City                      State            ZIP Code

Residential Address_____________________________________________________________________________________________________________
(if different from mailing address)       Street Address             City                      State            ZIP Code

Social Security Number/Tax I.D. Number___________________________________    Date of Birth______________________________________
                                                                                                       (mm/dd/yyyy)

Daytime Phone Number___________________________________ Home Phone Number   ____________________________________________________

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3. PROVIDE CONTRACTOWNER INFORMATION

[ ] Same as Annuitant

Name of Contractowner_____________________________________________________________________________________ [ ] Male [ ] Female
                     First                              MI              Last

Mailing Address_________________________________________________________________________________________________________________
               Street Address                                        City                      State            ZIP Code

Residential Address_____________________________________________________________________________________________________________
(if different from mailing address)       Street Address             City                      State            ZIP Code

Social Security Number/Tax I.D. Number___________________________________    Date of Birth______________________________________
                                                                                                       (mm/dd/yyyy)

Daytime Phone Number___________________________________ Home Phone Number   ____________________________________________________

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4. PROVIDE JOINT OWNER INFORMATION

Name of Joint Owner_______________________________________________________________________________________ [ ] Male [ ] Female
                   First                                MI              Last

Mailing Address_________________________________________________________________________________________________________________
               Street Address                                        City                      State            ZIP Code

Residential Address_____________________________________________________________________________________________________________
(if different from mailing address)       Street Address             City                      State            ZIP Code

Social Security Number/Tax I.D. Number___________________________________    Date of Birth______________________________________
                                                                                                       (mm/dd/yyyy)

Daytime Phone Number___________________________________ Home Phone Number   ____________________________________________________

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

FSB217 (11-06)                                AdvisorDesigns 14-90013-08 R (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)

For additional Primary Beneficiaries, please attach a separate list to the end of this application.


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          PRIMARY BENEFICIARY NAME        SOCIAL SECURITY NO.   DOB (MM/DD/YYYY)    RELATIONSHIP TO OWNER   % OF BENEFIT
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
1.
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2.
-------------------------------------------------------------------------------------------------------------------------
3.
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4.
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

For additional Contingent Beneficiaries, please attach a separate list to the end of this application.


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          CONTINGENT BENEFICIARY NAME     SOCIAL SECURITY NO.   DOB (MM/DD/YYYY)    RELATIONSHIP TO OWNER   % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------
2.
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

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6. PROVIDE REPLACEMENT INFORMATION

Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If yes, please list the following for all life insurance or annuity contracts to be replaced:

           CURRENT CARRIER NAME                      CONTRACT/POLICY NUMBER

------------------------------------------       -------------------------------

------------------------------------------       -------------------------------

------------------------------------------       -------------------------------

------------------------------------------       -------------------------------

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7. CHOOSE OPTIONAL RIDERS

Please select only one Rider from each category.
Please do not exceed the maximum Rider cost for your contract.

INCOME RIDERS:
      [ ]  Guaranteed Minimum Income Benefit 1
           [ ] 3%   [ ] 5%

DEATH BENEFIT RIDER PAYABLE UPON DEATH:
      [ ]  Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDERS:
           [ ] 3%   [ ] 4%   [ ] 5%

SURRENDER CHARGE RIDERS:
       [ ] 0-year Alternate Withdrawal Charge Rider
       [ ] 4-year Alternate Withdrawal Charge Rider

GUARANTEED WITHDRAWAL BENEFITS RIDERS:

       [ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%
       [ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%
       [ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

1 Under these riders, the maximum annual effective interest rate used in computing benefits is 4% for Contract Value allocated to the Money Market Subaccount even if you select a rider that calculates benefits based upon a rate of 5%. If you expect to invest significantly in that Account, you may want to select a rate of 3% or less. Otherwise, you may pay for a higher rate without realizing the benefit.
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FSB217 (11-06)                                AdvisorDesigns 14-90013-08 R (2/4)

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8. INDICATE INVESTMENT DIRECTIONS

Please indicate your investment preferences below. Please use whole percentages totaling 100%

_____ %AIM V.I. Capital Appreciation
_____ %AIM V.I. International Growth
_____ %AIM V.I. Mid Cap Core Equity
_____ %Direxion Dynamic VP HY Bond
_____ %Dreyfus VIF International Value
_____ %Federated Fund for
       U.S. Government Securities II
_____ %Federated High Income Bond II
_____ %Fidelity(R) VIP Contrafund(R)
_____ %Fidelity(R) VIP Growth
       Opportunities
_____ %Fidelity(R) VIP Index 500
_____ %Fidelity(R) VIP Investment
       Grade Bond
_____ %Neuberger Berman AMT
       Guardian
_____ %Neuberger Berman AMT
       Partners
_____ %Oppenheimer Main Street
       Small Cap Fund(R)/VA
_____ %PIMCO VIT Low Duration
_____ %PIMCO VIT Real Return
_____ %PIMCO VIT StocksPLUS(R)
       Growth and Income
_____ %PIMCO VIT Total Return
_____ %RVT CLS AdvisorOne Amerigo
_____ %RVT CLS AdvisorOne Berolina
_____ %RVT CLS AdvisorOne Clermont
_____ %Rydex VT Absolute Return
       Strategies
_____ %Rydex VT Banking
_____ %Rydex VT Basic Materials
_____ %Rydex VT Biotechnology
_____ %Rydex VT Commodities
_____ %Rydex VT Consumer Products
_____ %Rydex VT Dynamic Dow
_____ %Rydex VT Dynamic OTC
_____ %Rydex VT Dynamic
       Russell 2000(R)
_____ %Rydex VT Dynamic S&P 500
_____ %Rydex VT Dynamic
       Strengthening Dollar
_____ %Rydex VT Dynamic
       Weakening Dollar
_____ %Rydex VT Electronics
_____ %Rydex VT Energy
_____ %Rydex VT Energy Services
_____ %Rydex VT EP Aggressive
_____ %Rydex VT EP Conservative
_____ %Rydex VT EP Moderate
_____ %Rydex VT Europe Advantage
_____ %Rydex VT Financial Services
_____ %Rydex VT Government
       Long Bond Advantage
_____ %Rydex VT Health Care
_____ %Rydex VT Hedged Equity
_____ %Rydex VT Internet
_____ %Rydex VT Inverse Dynamic Dow
_____ %Rydex VT Inverse
       Government Long Bond
_____ %Rydex VT Inverse Mid Cap
_____ %Rydex VT Inverse OTC
_____ %Rydex VT Inverse
       Russell 2000(R)
_____ %Rydex VT Inverse S&P 500
_____ %Rydex VT Japan Advantage
_____ %Rydex VT Large Cap Growth
_____ %Rydex VT Large Cap Value
_____ %Rydex VT Leisure
_____ %Rydex VT Mid Cap Advantage
_____ %Rydex VT Mid Cap Growth
_____ %Rydex VT Mid Cap Value
_____ %Rydex VT Multi-Cap
       Core Equity
_____ %Rydex VT Nova
_____ %Rydex VT OTC
_____ %Rydex VT Precious Metals
_____ %Rydex VT Real Estate
_____ %Rydex VT Retailing
_____ %Rydex VT Russell 2000(R)
       Advantage
_____ %Rydex VT Sector Rotation
_____ %Rydex VT Small Cap Growth
_____ %Rydex VT Small Cap Value
_____ %Rydex VT Technology
_____ %Rydex VT Telecommunications
_____ %Rydex VT Transportation
_____ %Rydex VT U.S. Government
       Money Market
_____ %Rydex VT Utilities
_____ %SBL Global
_____ %SBL Small Cap Value
_____ %Van Kampen LIT Government
_____ %Wells Fargo Advantage
       Opportunity VT

MUST TOTAL 100%
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9.SALARY REDUCTION INFORMATION

PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION.

The Employee's salary will be reduced by the sum of: $___________or____________% per pay period


Beginning:__________________________________________[ ] Please skip the following month(s):_____________________________________
          Date (mm/dd/yyyy)

Will your employer match contributions[ ] [ ] Yes [ ] No

Employer Name___________________________________________________________________________________________________________________

Mailing Address_________________________________________________________________________________________________________________
                Street Address                                    City                           State           ZIP Code

Billing Statement Address_______________________________________________________________________________________________________
(if different from above)Street Address                           City                           State           ZIP Code

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10.STATEMENT OF UNDERSTANDING

I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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FSB217 (11-06)                               AdvisorDesigns 14-90013-08 R  (3/4)

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11. PROVIDE SIGNATURE

My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


X________________________________________________________________     __________________________________________________________
 Signature of Owner                            DATE (MM/DD/YYYY)      SIGNED AT (CITY/STATE)

X________________________________________________________________
 Signature of Joint Owner                      DATE (MM/DD/YYYY)


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REGISTERED REPRESENTATIVE/DEALER INFORMATION

 Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.


Comments:_______________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
Print Name of Representative ___________________________________________________________________________________________________
X ______________________________________________________________________________________________________________________________
  Signature of Representative                                                                                  DATE (MM/DD/YYYY)

Address_________________________________________________________________________________________________________________________
       STREET ADDRESS                                                CITY                             STATE        ZIP CODE

Daytime Phone Number_____________________________________________       Email Address __________________________________________
Security Benefit Representative Number_______________________________________________________
Print Name of Broker/Dealer_____________________________________________________________________________________________________

For Registered Representative's Use Only
Option:  [ ]  A    [ ] B (default)  [ ]  C    [ ] D
ONLY OPTIONS A AND B ARE AVAILABLE IF YOU HAVE SELECTED THE 0-YEAR OR 4-YEAR
ALTERNATE WITHDRAWAL CHARGE RIDER.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR PURCHASING A CONTRACT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who purchases a contract.
What this means to you: When you purchase a contract, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                         Fax to: 1-785-368-1772 Visit us
                        online at www.securitybenefit.com
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FSB217 (11-06)                                AdvisorDesigns 14-90013-08 R (4/4)